UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2004

SMTEK INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08101	33-0213512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Science Drive Moorpark, California		93021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 532-2800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events and Required FD Disclosure.

On January 20, 2004, SMTEK International, Inc. announced the sale of its subsidiary, Jolt Technology, Inc., for approximately $940,000 to the current president of Jolt and an affiliated investor of SMTEK.  Jolt Technology, Inc. owns and operates SMTEK’s Florida facility.  A copy of SMTEK International’s press release dated January 20, 2004, announcing the foregoing, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The foregoing description of the transaction is qualified in its entirety by reference to Exhibit 2.1 hereto, which is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibits

2.1	Stock Purchase Agreement, dated January 9, 2003, by and between Jolt Acquisition, Inc. and SMTEK International, Inc.

99.1	Press Release, dated January 20, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2004
SMTEK INTERNATIONAL, INC.

	By:	/s/ Kirk A. Waldron
	Name:	Kirk A. Waldron
	Its:	Senior Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

2.1	Stock Purchase Agreement, dated January 9, 2003, by and between Jolt Acquisition, Inc. and SMTEK International, Inc.

99.1	Press Release, dated January 20, 2004.